                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

         --------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):         April 18, 2002
-----------------------------------------------------------------------------

                            Merrill Lynch & Co., Inc.
               ---------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            Delaware                1-7182                13-2740599
       -------------------    -------------------    --------------------
        (State or Other          (Commission           (I.R.S. Employer
        Jurisdiction of          File Number)         Identification No.)
         Incorporation)

4 World Financial Center, New York, New York                     10080
----------------------------------------------------      -------------------
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:          (212) 449-1000
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
--------------------

On April 18, 2002, Merrill Lynch & Co., Inc. announced that it had reached agreement with the New York State Attorney General to include additional disclosures in securities research reports. As a result of this agreement, the state court vacated all of the injunctive provisions against the firm originally contained in an order issued April 8, 2002, which had been stayed by the court since that date. Merrill Lynch also stated that it is continuing discussions with the Attorney General's office, the objective of which is to resolve all remaining matters.

Under the terms of the agreement, Merrill Lynch will implement by April 24, 2002, a website listing those companies covered by Merrill Lynch research as to which Merrill Lynch has received, or is entitled to receive, compensation in connection with publicly announced equity underwritings and merger and acquisition transactions over the prior 12 months. By June 3, 2002, it will move this disclosure about a particular covered company from the website directly into the equity research report on such company. It agreed to also include a statement on the first page of equity research reports stating that investors should assume that Merrill Lynch is seeking, or will seek investment banking and other business from the covered company.

In addition, by June 3, 2002, Merrill Lynch will include in its equity research reports specific disclosure, on a percentage basis, of the intermediate-term ratings for stocks in the following categories:

    o All stocks in the sector or industry group applicable to the covered company
    o All stocks in the applicable sector or industry group from which Merrill Lynch has received or is entitled to receive compensation for publicly announced equity underwriting and merger and acquisition transactions over the prior 12 months
    o    All stocks covered by Merrill Lynch Global Equity Research
    o All stocks covered by Merrill Lynch Global Equity Research from which Merrill Lynch has received or is entitled to receive compensation for publicly announced equity underwriting and merger and acquisition transactions over the prior 12 months.


                             *          *          *

Merrill Lynch may make or publish forward-looking statements about management expectations, strategic objectives, business prospects, anticipated expense savings and financial results, and other similar matters. A variety of factors, many of which are beyond Merrill Lynch's control, affect its operations, performance, business strategy, and results and could cause actual results and experience to differ materially from the expectations and objectives expressed in these statements. These factors include, but are not limited to, actions and initiatives by both current and potential competitors, the effect of current, pending, and future legislation or regulation both in the U.S. and throughout the world, and additional factors described in Merrill Lynch's Annual Report on Form 10-K and subsequent reports on Form 8-K and Form 10-Q, which are available at the Securities and Exchange Commission's website, http://www.sec.gov.

Merrill   Lynch   undertakes   no   responsibility   to  update  or  revise  any
forward-looking statements.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                   MERRILL LYNCH & CO., INC.
                                                ------------------------------
                                                         (Registrant)




                                               By: /s/ Andrea L. Dulberg
                                                  ----------------------------
                                                       Andrea L. Dulberg
                                                       Corporate Secretary



Date:  April 19, 2002